UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

_______________________

PRG-SCHULTZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
_________________________

Georgia	000-28000	58-2213805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100, Atlanta, Georgia 30339-5949
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (770) 779-3900

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 16, 2006, PRG-Schultz International, Inc. (the “Company") filed with the Securities and Exchange Commission a Report on Form 8-K (the "Initial 8-K Report") with respect to the inadvertent filing of its Form 10-Q for the quarter ended March 31, 2006. This Form 8-K amends the Initial 8-K Report. The Company sent its Form 10-Q for the quarter ended March 31, 2006 to the firm it uses to "edgarize" the filing (the process used to submit filings with the Securities and Exchange Commission), and the Form 10-Q was inadvertently filed with the Securities and Exchange Commission before the Company had completed its normal filing procedures, including final proofing, obtaining of signatures and approvals, and the final review by the Company’s independent auditors which is required prior to filing pursuant to Rule 10-01(d) of Regulation S-X. As a result, on May 15, 2006, the Company concluded that the financial statements filed on May 15, 2006 with its Form 10-Q for the quarter ended March 31, 2006 could not be relied upon. Also on that date, certain authorized officers of the Company together with the Chairman of the Company’s Audit Committee discussed with the Company’s independent accountant the inadvertent early filing of the Company’s Form 10-Q, the fact that the Company as well as their independent auditors had not completed their final review, and the resulting decision that the financial statements filed on May 15, 2006 with its Form 10-Q for the quarter ended March 31, 2006 could not be relied upon. The Company and its independent auditors subsequently completed their review procedures, and the Company filed a Form 10-Q/A on May 18, 2006. The Company is assessing its filing procedures to ensure they are adequate for future filings. The 10-Q/A contained no changes in the amounts on the face of the financial statements other than a reclassification of payments of $580,000 from the the other assets line item of cash flows from operations, to the payments for deferred loan cost line item of cash flows from investing activities, with the result of increasing cash flows from operations by $580,000 and reducing cash flows from investing activities by $580,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRG-SCHULTZ INTERNATIONAL, INC.

Date:  May 23, 2006          By:   /s/ Victor A. Allums
                        Victor A. Allums
Senior Vice President